                                                                    EXHIBIT 10.8

     AGREEMENT made this     day of             , 1993, by and between Richard
B. Kennedy, Patrick J. Crehan and Richard J. Fricke, (hereinafter referred to as "Licensor") and Safe Alternatives Corporation of America, Inc., (hereinafter referred to as "Licensee").

     WHEREAS, there exists certain License Agreements between Licensor and Licensee as follows:

     I. CERTAIN INVENTIONS AND TECHNOLOGY AS SET FORTH IN THE FOLLOWING UNITED STATES PATENTS:


               U.S. Patent #              Dated
               -------------              -----
               4,520,139                  5/28/85
               4,530,777                  7/23/85
               4,515,638                   5/7/85
               4,521,544                   6/4/85
               RC 31-757
                 reissue of 4,291,129     12/4/84
               4,417,998                 11/29/83
               4,400,475                  8/23/83
               4,291,129                  9/22/81
               Patent application
               07,490,136                 3/13/90

      SAID TECHNOLOGY SPECIFICALLY INCLUDES THE RIGHT TO USE
SAID TECHNOLOGY AS PACKAGING FOAM.

          II. CERTAIN INVENTIONS AND TECHNOLOGY AND KNOW-HOW RELATING TO THE FOAMING AND DISPOSAL OR ORGANIC SLUDGE.

          III. CERTAIN INVENTIONS AND TECHNOLOGY AND KNOW-HOW RELATING TO FIRE RETARDED WATER BLOWN URETHANE FOAM WITH REDUCED SMOKE TOXICITY.

               WHEREAS, each of the aforementioned Licenses contain the following provision:

          Notwithstanding anything to the contrary, in the event this

License does not generate $20,000.00 per annum within two (2) years of the date of this License, it shall become automatically a non-exclusive License. If, however, said License generates the sum of $20,000.00 in any one of the two (2) years, the License shall continue as an exclusive License.

          By deleting the following language wherever it is set forth in any of the aforementioned Licenses:

          5.05 Notwithstanding anything to the contrary, in the event this License does not generate $20,000.00 per annum within two (2) years of the date of this License, it shall become automatically a non-exclusive License. If, however, said License generates the sum of $20,000.00 in any of the two (2) years, the License shall continue as an exclusive License.

          and by inserting the following in place of said deletion:

          "It is agreed that Richard B. Kennedy shall, for his lifetime, be paid the sums of Five Thousand ($5,000.00) dollars per month, and One Thousand Two Hundred ($1,200.00) dollars per week by Safe Alternatives Corporation of America, Inc. Should the said Richard B. Kennedy predecease his wife, Kathleen Kennedy, then said payments shall be made to the said Kathleen Kennedy. Said payments shall be credited against Royalty payments due under the terms of each License Agreement on a quarterly basis, but shall not accrue, i.e. if the payments made exceed the Royalties due on a quarterly basis, the payments shall not become a credit against the next quarterly Royalty.

          Upon the last to die of the said Richard B. Kennedy and

Kathleen Kennedy, the payments shall cease. This, however, shall not affect the Royalties due under the terms of the Licenses.

          In the event a payment of either the Five Thousand ($5,000.00) dollars per month or One Thousand Two Hundred ($1,200.00) dollars per week is not made by Safe Alternatives Corporation of America, Inc. either Richard B. Kennedy or Kathleen Kennedy shall mail a notice of default to Safe Alternatives Corporation of America, Inc. at 27 Governor Street, Ridgefield, Connecticut 06877, or any subsequent address given by Safe Alternatives Corporation of America, Inc. Safe Alternatives Corporation of America, Inc. shall have sixty (60) days to cure said default. If the default is not cured within said sixty (60) days period, then all Licenses shall become non-exclusive, with the Royalty payments still due thereunder.

          Additionally, the aforementioned License Agreements provide for a continuing Royalty of four (4%) percent of gross sales by Safe Alternatives Corporation of America, Inc. It is Marketing Agreement with Integrated Labs, Inc. (a copy of which is attached hereto and made a part hereof). It is further agreed and understood that the continuing Royalty of four (4%) percent applies to the revenues generated by sales received by Safe Alternatives Corporation of America, Inc. under the formula set forth in the said Exclusive Marketing Agreement or in any subsequent agreements with strategies partners which are not subsidiaries of Safe Alternatives Corporation of America, Inc.

          For so long as the payments are made the exclusive Licenses hereinbefore referred to shall continue until April 17, 2050."


Witness                                       Licensor

s/Sharlet S. Wirzulis                         s/Richard B. Kennedy
---------------------                         --------------------
                                              Richard B. Kennedy
---------------------

s/Joan E. West                                s/Patrick J. Crehan
---------------------                         -------------------
                                              Patrick J. Crehan
s/Kathy R. Palumbo
---------------------

s/Sharlet S. Wirzulis                         s/Richard J. Fricke
---------------------                         -------------------
                                              Richard J. Fricke
---------------------

                                              Licensee

                                              Safe Alternatives Corporation of
                                              America, Inc.

s/Sharlet S. Wirzulis                         s/ Stephen J. Thompson
---------------------                         ----------------------
                                              Stephen J. Thompson,
_____________________                         its President



STATE OF CONNECTICUT)
                    )ss: Ridgefield  August 23, 1993
COUNTY OF FAIRFIELD )

          Personally appeared Richard B. Kennedy, Signer and Sealer of the foregoing Instrument, and acknowledged the same to be his free act and deed before me.

                                              s/Sharlet S/ Wirzulis
                                              --------------------------
                                              Sharlet S. Wirzulis
                                              Notary Public - Commission
                                              Expires: Feb. 28, 1997

STATE OF CONNECTICUT)
                    )ss:  Ridgefield  November 30, 1993
COUNTY OF FAIRFIELD )

          Personally appeared Patrick J. Crehan, Signer and Sealer of the foregoing Instrument, and acknowledged the same to be his free act and deed before me.

                                              s/Joan E. West
                                              -------------------------
                                              Joan E. West
                                              Notary Public - Commission
                                              Expires: March 31, 1995


STATE OF CONNECTICUT)
                    )ss:  Ridgefield  August 13, 1993
COUNTY OF FAIRFIELD )

          Personally appeared Richard J. Fricke, Signer and Sealer of the foregoing Instrument, and acknowledged the same to be his free act and deed before me.

                                              s/Sharlet S. Wirzulis
                                              -------------------------
                                              Sharlet S. Wirzulis
                                              Notary Public - Commission
                                              Expires: Feb. 28, 1997

STATE OF CONNECTICUT)
                    )ss:  Ridgefield  August 13, 1993
COUNTY OF FAIRFIELD )

          Personally appeared Stephen J. Thompson, President of Safe Alternatives Corporation International, Inc. Signer and Sealer of the foregoing Instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said corporation, before me.

                                              s/Sharlet S. Wirzulis
                                              -------------------------
                                              Sharlet S. Wirzulis
                                              Notary Public - Commission
                                              Expires: Feb. 28, 1997